Exhibit 24

EOS INTERNATIONAL, INC
POWER OF ATTORNEY
FORM S-8

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Peter A. Lund and Jack B. Hood, or either of them, as their attorney-in-fact, with power of substitution, for him or her in any and all capacities, to sign this Registration Statement on Form S-8 of Eos International, Inc. registering 10,000,000 shares of common stock of Eos International, Inc. issuable under the New Hire Plan, and any and all amendments (whether pre- or post-effective) to this Registration Statement and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

JAMES M. CASCINO —————————— James M. Cascino	President, Chief Executive Officer and Director (Principal Executive Officer)	September 24, 2003

JACK B. HOOD —————————— Jack B. Hood	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	September 24, 2003

PETER A. LUND —————————— Peter A. Lund	Chairman of the Board	September 24, 2003

JULIUS KOPPELMAN —————————— Julius Koppelman	Vice Chairman of the Board	September 24, 2003

ANTHONY R. CALANDRA —————————— Anthony R. Calandra	Director	September 24, 2003

JONATHAN C. KLEIN —————————— Jonathan C. Klein	Director	September 24, 2003

MARK A. RYLE —————————— Mark A. Ryle	Director	September 24, 2003

WILLIAM S. WALSH —————————— William S. Walsh	Director	September 24, 2003

ANTHONY J. ROBBINS —————————— Anthony J. Robbins	Vice Chairman of the Board	September 24, 2003

CHARLES D. PEEBLER, JR. —————————— Charles D. Peebler, Jr.	Director	September 24, 2003

MARILYN SEYMANN —————————— Marilyn Seymann	Director	September 24, 2003